Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Alpha Partners Technology Merger Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Alpha Partners Technology Merger Corp. (the “Company”) as of July 30, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Restatement of the Previously Issued Financial Statement

As discussed in Note 2 to the financial statement, the accompanying financial statement as of July 30, 2021, has been restated.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2021.

Houston, Texas

August 5, 2021 except for the effects of the restatement discussed in Note 2, Note 3, Note 9 and Note 10 as to which the date is January 20, 2022

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

BALANCE SHEET

JULY 30, 2021

(AS RESTATED)

ASSETS
Current assets:
Cash	$3,635,061
Prepaid expenses	26,800

Total current assets	3,661,861
Cash held in trust account	250,000,000

TOTAL ASSETS	$253,661,861

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accrued offering costs - related party	$121,833
Promissory note - related party	178,167
Over-allotment option liability	574,425
Accounts payable, accrued offering costs and other current liabilities	148,743

Total current liabilities	1,023,168
Warrant liabilities	11,295,625
Deferred underwriting fee payable	8,750,000

Total Liabilities	21,068,793

Commitments (Note 7)
Class A ordinary shares subject to possible redemption, 25,000,000 shares at redemption value	250,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 800,000 shares issued and outstanding (excluding 25,000,000 shares subject to possible redemption)	80
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,187,500 issued and outstanding (1)	719
Additional paid-in capital	—
Accumulated deficit	(17,407,731)

Total Shareholders’ Deficit	(17,406,932)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$253,661,861

(1)

Includes up to 937,500 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 7). On August 5, 2021, the underwriters partially exercised the over-allotment option (see Note 11).

The accompanying notes are an integral part of the financial statement.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS AND LIQUIDITY

Alpha Partners Technology Merger Corp. (the “Company”) is a blank check company incorporated in the Cayman Islands on February 5, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of July 30, 2021, the Company had not yet commenced any operations. All activity for the period from February 5, 2021 (inception) through July 30, 2021 relates to the Company’s formation and initial public offering (“Initial Public Offering”).

The registration statement for the Company’s Initial Public Offering was declared effective on July 27, 2021. On July 30, 2021, the Company consummated the Initial Public Offering of 25,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $250,000,000, which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 800,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to Alpha Partners Technology Merger Sponsor LLC (the “Sponsor” and certain anchor investors (the “Anchor Investors”), generating gross proceeds of $8,000,000, which is described in Note 5.

Transaction costs amounted to $15,291,623 consisting of $5,000,000 of underwriting fees, $8,750,000 of deferred underwriting fees, $574,425 for the fair value of the underwriters’ over-allotment option to purchase up to 3,750,000 additional Units at the Initial Public Offering price, less the underwriting discounts and commissions, and $967,198 of other offering costs. The Company was reimbursed $1,169,000 by the underwriters for such transaction costs. In addition, cash of $3,635,061 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on July 30, 2021, an amount of $250,000,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Units was placed in a trust account (the “Trust Account”) and will be invested only in U.S. government treasury obligations with maturities of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

The Company will provide its holders of the outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Proposed Public Offering in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Company’s Sponsor and officers and directors have agreed to waive (i) redemption rights with respect to their Founder Shares and Public Shares held by them in connection with the completion of a Business Combination, (ii) redemption rights with respect to any Founder Shares and Public Shares held by them in connection with a shareholder vote to approve an amendment to the Amended and Restated Memorandum and Articles of Association that would modify the substance or timing of the obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with an initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete an initial Business Combination within 24 months from the closing of the Proposed Public Offering or with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial Business Combination activity and (iii) rights to liquidating distributions from the Trust Account with respect to any Founder Shares held if the Company fails to complete an initial Business Combination within 24 months from the closing of the Proposed Public Offering. However, if the Sponsor or officers and directors acquire Public Shares in or after the Proposed Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within 24 months from the closing of the Proposed Public Offering.

The Company will have until 24 months from the closing of the Proposed Public Offering to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to the obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Proposed Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective partner business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay tax obligations, provided that such liability will not apply to any claims by a third party or prospective partner business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under the indemnity of the underwriters of the Proposed Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (excluding the Company’s independent registered public accounting firm), prospective partner businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity

Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations one year from the date this financial statement is issued and therefore substantial doubt has been alleviated.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a prospective partner company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENT

In accordance with Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”), subtopic 10, section S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of the Class A ordinary shares in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. The Company restated its financial statement to classify all redeemable Public Shares as temporary equity and any related impact, as the threshold in its charter would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside of permanent equity. In addition, the Company granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments at the initial public offering price, less the underwriting discounts and commissions (see Note 7). The Company concluded that the underwriters’ over-allotment option to purchase up to 3,750,000 additional Units should have been classified as a liability pursuant to ASC 480.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

The reclassification of amounts from permanent equity to temporary equity result in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows.

The following tables summarize the effect of the restatement on each financial statement line item as of July 30, 2021:

	July 30, 2021
	As Previously Reported	Adjustments	As Restated
Balance Sheet
Over-allotment option liability	$—	$574,425	$574,425
Total current liabilities	$448,743	$574,425	$1,023,168
Total liabilities	$20,494,368	$574,425	$21,068,793
Class A ordinary shares subject to possible redemption	$228,167,490	$21,832,510	$250,000,000
Class A ordinary shares	$298	$(218)	$80
Additional paid-in capital	$7,980,601	$(7,980,601)	$—
Accumulated deficit	$(2,981,615)	$(14,426,116)	$(17,407,731)
Total shareholders’ equity (deficit)	$5,000,003	$(22,406,935)	$(17,406,932)
Number of Class A ordinary shares issued (subject to redemption)	22,816,749	2,183,251	$25,000,000
Number of Class A ordinary shares issued (in equity)	2,983,251	(2,183,251)	$800,000

The Company also restated Note 10 Fair Value Measurements by adding the disclosure on the significant inputs to the Black-Scholes Option Pricing Model for the fair value of the Private Placement Warrants, adding the disclosure on the significant inputs to the Monte Carlo simulation for the fair value of the Public Warrants, adding the disclosure on the significant inputs to the Black Scholes Option Pricing Model for the fair value of the over-allotment option, and including the fair value of the over-allotment option in the fair value hierarchy and summary of the changes in the fair value of the Company’s Level 3 financial instruments.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of July 30, 2021.

Cash Held in Trust Account

As of July 30, 2021, the Company had $250,000,000 in cash held in the Trust Account.

Class A Ordinary Shares Subject to Possible Redemption (As Restated, see Note 2)

All of the 25,000,000 Class A ordinary shares sold as part of the Units in the Initial Public Offering contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated memorandum and articles of association. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. Therefore, all Public Shares have been classified outside of permanent equity.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

As of July 30, 2021, the Class A ordinary shares subject to possible redemption reflected in the condensed balance sheet are reconciled in the following table:

Allocated fair value of proceeds	$241,500,000
Less:
Issuance costs allocated to Class A ordinary shares	(13,648,508)
Plus:
Initial accretion of carrying value to redemption value	22,148,508

Class A ordinary shares subject to possible redemption	$250,000,000

Warrant Liabilities

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the Public Warrants (as defined in Note 4) was estimated using a binomial/lattice model and the fair value of the Founder Warrants (as defined in Note 6) and Private Placement Warrants (as defined in Note 5) was estimated using a Black-Scholes Option Pricing Model (see Note 10).

Offering Costs associated with the Initial Public Offering (As Restated, see Note 2)

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - Expenses of Offering. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $15,291,623 as a result of the Initial Public Offering (consisting of $5,000,000 of underwriting fees, $8,750,000 of deferred underwriting fees, $574,425 for the fair value of the underwriters’ over-allotment option to purchase up to 3,750,000 additional Units at the Initial Public Offering price, less the underwriting discounts and commissions, and $967,198 of other offering costs).

The Company was reimbursed $1,169,000 by the underwriters for offering costs associated with the Initial Public Offering. The Company recorded $13,648,508 of offering costs as a reduction of temporary equity in connection with the redeemable Class A ordinary shares included in the Units. The Company immediately expensed $480,169 of offering costs in connection with the Public Warrants and Private Placement Warrants that were classified as liabilities.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement. Since the Company was incorporated on February 5, 2021, the evaluation was performed for the upcoming 2021 tax year which will be the only period subject to examination.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 30, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. Consequently, income taxes are not reflected in the Company’s financial statement.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The Company applies ASC Topic 820, Fair Value Measurement (“ASC 820”), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.

The carrying amounts reflected in the balance sheet for current assets and current liabilities approximate fair value due to their short-term nature.

Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

See Note 10 for additional information on assets and liabilities measured at fair value.

Recent Accounting Pronouncements

In August 2020, the FASB issued Accounting Standards Update (‘‘ASU’’) No. 2020-06, Debt — debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (‘‘ASU 2020-06’’), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas. The Company adopted ASU 2020-06 on February 5, 2021 (inception). Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 25,000,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 8).

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Anchor Investors purchased an aggregate of 800,000 Private Placement Units at a price of $10.00 per Private Placement Unit ($8,000,000 in the aggregate). Each Private Placement Unit consists of one Class A ordinary share (the “Private Placement Shares”) and one-third of one redeemable warrant (“the Private Placement Warrants”). The proceeds from the Private Placement Units will be added to the net proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the warrants included in the Private Placement Units will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.

On August 5, 2021, in connection with the partial exercise of the underwriters’ over-allotment option (see Note 6), the Sponsor purchased an aggregate of 65,000 additional Private Placement Units at a purchase price of $10.00 per Private Placement Unit (see Note 11).

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Units

On February 5, 2021, an affiliate of the Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for the issuance of 7,187,500 founder units (“Founder Units”), which were subsequently transferred to the Sponsor. Each Founder Unit consists of one Class B ordinary share and one-third of one Private Placement Warrant (the “Founder Warrants”) (2,395,833 Founder Warrants in the aggregate). The Class B ordinary shares included in the Founder Units (“Founder Shares”) include an aggregate of up to 937,500 Class B ordinary shares subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the Sponsor will own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Proposed Public Offering (assuming the Sponsor does not purchase any Public Shares in the Proposed Public Offering and excluding the Private Placement Shares). The Private Placement Warrants included in the Founder Units include an aggregate of up to 312,500 Private Placement Warrants subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part.

The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell (i) any of their Founder Shares until the earliest of (A) one year after the completion of an initial Business Combination and (B) subsequent to an initial Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property and (ii) any of their Private Placement Warrants and Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of an initial Business Combination. Notwithstanding the foregoing, if the closing price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination, the Founder Shares will be released from the lock-up.

Promissory Notes - Related Party

On February 5, 2021, the Company issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering. The Promissory Note was non-interest bearing and is payable on the earlier of (i) December 31, 2021 or (ii) the completion of the Initial Public Offering. As of July 30, 2021, there was $178,167 outstanding under the Promissory Note.

Administrative Support Agreement

The Company entered into an agreement, commencing on July 27, 2021, pay an affiliate of the Sponsor $55,000 per month for office space, secretarial and administrative support services. Upon the completion of an initial Business Combination or liquidation, the Company will cease paying these monthly fees.

Accrued Offering Costs - Related Party

Affiliates of the Sponsor provided advisory services in connection with the Initial Public Offering totaling $121,833 as of July 30, 2021.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. Up to $1,500,000 of such loans may be convertible into units of the post-Business Combination entity at a price of 10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units.

NOTE 7. COMMITMENTS

Registration and Shareholder Rights Agreement

Pursuant to a registration rights agreement entered into on July 27, 2021, the holders of the Founder Units, Private Placement Units, warrants underlying the Founder Units and Private Placement Units and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the warrants underlying the Founder Units and Private Placement Units and warrants issued upon conversion of the Working Capital Loans) are entitled to registration rights requiring the Company to register a sale of any of its securities held by them. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On August 5, 2021 the underwriters partially exercised the over-allotment option to purchase an additional 3,250,000 Units at an offering price of $10.00 per Unit for an aggregate purchase price of $32,500,000 (see Note 11). The underwriters have the right to exercise the remaining portion of the over-allotment option during the aforementioned 45-day period.

The underwriters were paid a cash underwriting discount of $0.20 per Unit, or $5,000,000 in the aggregate, upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or $8,750,000 in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

The Company was reimbursed $1,169,000 by the underwriters for offering costs associated with the Initial Public Offering. In addition, the underwriters have agreed to pay the Company an additional reimbursement upon the consummation of a Business Combination.

NOTE 8. WARRANTS

Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

current, subject to the satisfying the obligations described below with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of an initial Business Combination, the Company will use the commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement or a new registration statement covering the Class A ordinary shares issuable upon exercise of the warrants, and the Company will use the commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of an initial Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so appoint, the Company will not be required to file or maintain in effect a registration statement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of an initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use the best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00 — Once the warrants become exercisable, the Company may call the warrants for redemption (except with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•

if, and only if, the last reported closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which notice of the redemption is given to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like and certain issuances of Class A ordinary shares and equity linked securities).

The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by the Company, the Company may exercise the redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that during such 30 day period holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the “fair market value” of the Class A ordinary shares (as defined below) except as otherwise described below; provided, further, that if the warrants are not exercised on a cashless basis or otherwise during such 30 day period, the Company shall redeem such warrants for $0.10 per share; and

•

if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like and certain issuances of Class A ordinary shares and equity linked securities) on the trading day before the Company sends the notice of redemption to the warrant holders.

The value of the Company’s Class A ordinary shares shall mean the volume weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. The Company will provide its warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends. In no event will the warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).

In addition, if (x) the Company issues additional Class A ordinary shares or equity linked securities for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the initial shareholders or their affiliates, without taking into account any founder shares held by the initial shareholders or such affiliates, as applicable, prior to such issuance including any transfer or reissuance of such shares (the “Newly Issued Price”)), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination, and (z) the volume-weighted average trading price of the Class A ordinary shares during the 10 trading day period starting on the trading day after the day on which the Company consummates an initial Business Combination is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices adjacent to “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00.” and “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

The Private Placement Units (including the Private Placement Shares, the Private Placement Warrants and Class A ordinary shares issuable upon exercise of such warrants) will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Units are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

At July 30, 2021, there were 2,395,833 Founder Warrants, 8,333,333 Public Warrants and 266,667 Private Placement Warrants outstanding. The Company accounts for the Public Warrants, Founder Warrants, and Private Placement Warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability. The Founder Warrants and Private Placement Warrants are precluded from equity classification due to a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant. The Public Warrants are precluded from equity classification due to a provision that in the event of a tender offer or exchange offer made to and accepted by holders of more than 65% of the outstanding ordinary shares, all holders of the warrants would be entitled to receive cash for their warrants.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

The accounting treatment of derivative financial instruments required that the Company record the warrants as derivative liabilities at fair value at issuance. The Public Warrants were allocated a portion of the proceeds from the issuance of the Units equal to its fair value. The Private Placement Warrants were allocated a portion of the proceeds from the issuance of the Private Placement Units equal to its fair value. The warrant liabilities are subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liabilities are adjusted to current fair value, with the change in fair value recognized in the Company’s statement of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification.

NOTE 9. SHAREHOLDERS’ DEFICIT

Preference shares —The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of July 30, 2021, there were no preference shares issued or outstanding.

Class A ordinary shares (As Restated, see Note 2) — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of July 30, 2021, there were 25,800,000 Class A ordinary shares issued and 800,000 outstanding, including 25,000,000 Class A ordinary shares subject to possible redemption.

Class B ordinary shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. As of July 30, 2021, there were 7,187,500 Class B ordinary shares issued and outstanding, of which an aggregate of up to 937,500 Class B ordinary shares were subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding ordinary shares after the Proposed Public Offering (assuming the Sponsor does not purchase any Public Shares in the Proposed Public Offering and excluding the Private Placement Shares). On August 5, 2021, the underwriters partially exercised the over-allotment option (see Note 11).

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Except as described below, holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. Prior to an initial Business Combination, only holders of the Founder Shares will have the right to vote on the election of directors. Holders of the Public Shares will not be entitled to vote on the appointment of directors during such time.

The Class B ordinary shares will automatically convert into Class A ordinary shares on the first business day following the consummation of an initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of this offering, plus (ii) the sum of the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of an initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in an initial Business Combination and any Private Placement Warrants issued to the Sponsor, members of the team or any of their affiliates upon conversion of working capital loans. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

NOTE 10. FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s financial assets that are measured at fair value on a recurring basis as of July 30, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Amount at Fair Value	Level 1	Level 2	Level 3
July 30, 2021
Liabilities
Warrant liability – Founder Warrants	$2,515,625	$—	$—	$2,515,625
Warrant liability – Private Placement Warrants	280,000	—	—	280,000
Warrant liability – Public Warrants	8,500,000	—	—	8,500,000
Over-allotment option liability	574,425			574,425

February 5, 2021
Liabilities
Warrant liability – Founder Warrants	$1,221,875	$—	$—	$1,221,875

The Company utilizes a binomial/lattice model to value the Public Warrants and a Black-Scholes Option Pricing Model to value the Founder Warrants, Private Placement Warrants, and over-allotment option at each reporting period, with changes in fair value recognized in the statement of operations. The estimated fair value of the warrant liability is determined using Level 3 inputs. Inherent in a Black-Scholes Option Pricing Model are assumptions related to expected share-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates volatility based on research on comparable companies with the same type of warrants along with the implied volatilities shortly after they start trading. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates to remain at zero.

Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting periods. There were no transfers between levels of the hierarchy for the period from February 5, 2021 (inception) through July 30, 2021.

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

The following table provides the significant inputs to the Black-Scholes Option Pricing Model for the fair value of the Founder Warrants:

	As of February 5, 2021 (Initial Measurement)	As of July 30, 2021
Stock price	$9.58	$9.66
Strike price	$11.50	$11.50
Term (in years)	5.5	5.5
Volatility	25.0%	20.0%
Risk-free rate	0.6%	0.8%
Dividend yield	—%	—%
Probability of successful Proposed Public Offering	38.0%	100.0%
Probability of completing a Business Combination	80.0%	80.0%
Fair value of warrants	$0.51	$1.05

The following table provides the significant inputs to the Black-Scholes Option Pricing Model for the fair value of the Private Placement Warrants:

As of July 30, 2021 (Initial Measurement) (As Restated, see Note 2)
Stock price	$9.66
Strike price	$11.50
Term (in years)	5.5
Volatility	20.0%
Risk-free rate	0.8%
Dividend yield	—%
Probability of completing a Business Combination	80.0%
Fair value of warrants	$1.05

The following table provides the significant inputs to the binomial/lattice model for the fair value of the Public Warrants:

As of July 30, 2021 (Initial Measurement) (As Restated, see Note 2)
Stock price	$9.66
Strike price	$11.50
Term (in years)	5.5
Volatility	20.0%
Risk-free rate	0.8%
Dividend yield	—%
Probability of completing a Business Combination	80.0%
Fair value of warrants	$1.02

The following table provides the significant inputs to the Black-Scholes Option Pricing Model for the fair value of the over-allotment option:

As of July 30, 2021 (Initial Measurement) (As Restated, see Note 2)
Unit price	$9.93
Exercise price	$9.80
Contractual term	0.12
Volatility	5.0%
Risk-free rate of return	0.1%
Dividend yield	0.0%
Fair value of over-allotment option	$0.15

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

NOTES TO FINANCIAL STATEMENT

(AS RESTATED)

The following table provides a summary of the changes in the fair value of the Company’s Level 3 financial instruments that are measured at fair value on a recurring basis:

	Founder Warrants	Private Placement Warrants	Public Warrants	Over- Allotment Option Liability
Initial measurement at February 5, 2021	$1,221,875	$—	$—	$—
Initial measurement at July 30, 2021	—	280,000	8,500,000	574,425
Change in valuation inputs or other assumptions	1,293,750	—	—	—

Fair value as of July 30, 2021	$2,515,625	$280,000	$8,500,000	$574,425

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

In connection with the Initial Public Offering, the underwriters were granted a 45-day option from the date of the prospectus to purchase up to 3,750,000 additional Units to cover over-allotments, if any. On August 5, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 3,250,000 Units at an offering price of $10.00 per Unit for an aggregate purchase price of $32,500,000. In connection with the partial exercise of the over-allotment option, the Sponsor purchased an aggregate of 65,000 additional Private Placement Units at a purchase price of $10.00 per Private Placement Unit. The underwriters have the right to exercise the remaining portion of the over-allotment option during the aforementioned 45-day period.